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                                                                     EXHIBIT 17

                      NEW ENGLAND VARIABLE ANNUITY FUND I

                               POWER OF ATTORNEY

  We, the undersigned members of the Board of Managers of New England Variable Annuity Fund I, hereby severally constitute and appoint Anne M. Goggin, Frederick K. Zimmermann, Beverly J. DeWitt, Marie C. Swift and
John F. Guthrie, Jr. and each of them singly, our true and lawful attorneys with full power to them and to each of them to sign, for us, and in our names and in the capacities indicated below, any and all registration statements, amendments or reports to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to any and all such registration statements, amendments or reports.

  Witness our hands on the date set forth below.

             SIGNATURE                      TITLE              DATE

                                     Member of the         May 31, 1995
       Nancy Hawthorne                Board of Managers
-----------------------------------
          NANCY HAWTHORNE

                                     Member of the         May 31, 1995
      Joseph M. Hinchey               Board of Managers
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         JOSEPH M. HINCHEY

                                     Member of the         May 31, 1995
   Richard S. Humphrey, Jr.           Board of Managers
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     RICHARD S. HUMPHREY, JR.

                                     Member of the         May 31, 1995
     Robert B. Kittredge              Board of Managers
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        ROBERT B. KITTREDGE

                                     Member of the         May 31, 1995
       Laurens MacLure                Board of Managers
-----------------------------------
          LAURENS MACLURE

                                     Member of the         May 31, 1995
     Dale Rogers Marshall             Board of Managers
-----------------------------------
       DALE ROGERS MARSHALL

                                     Member of the         May 31, 1995
       Joseph F. Turley               Board of Managers
-----------------------------------
         JOSEPH F. TURLEY

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

                      NEW ENGLAND VARIABLE ANNUITY FUND I

                               POWER OF ATTORNEY

  I, the undersigned member of the Board of Managers of New England Variable Annuity Fund I, hereby severally constitute and appoint Anne M. Goggin, Beverly J. DeWitt, Marie C. Swift and John F. Guthrie, Jr. and each of them singly, my true and lawful attorneys with full power to them and to each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements, amendments or reports to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements, amendments or reports.

  Witness my hand on the 31st of May, 1995.

                                           /s/ Frederick K. Zimmermann
                                       ----------------------------------------
                                               Frederick K. Zimmermann
                                          Chairman of the Board of Managers

                      NEW ENGLAND VARIABLE ANNUITY FUND I

                               POWER OF ATTORNEY

  I, the undersigned member of the Board of Managers of New England Variable Annuity Fund I, hereby severally constitute and appoint Frederick K. Zimmermann, Beverly J. DeWitt, Marie C. Swift and John F. Guthrie, Jr. and each of them singly, my true and lawful attorneys with full power to them and to each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements, amendments or reports to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements, amendments or reports.

  Witness my hand on the 31st of May, 1995.

                                               /s/ Anne M. Goggin
                                       ----------------------------------------
                                                    Anne M. Goggin
                                           Member of the Board of Managers

                                       3